Exhibit 23.9



                       Consent of Thomas P. Monahan, CPA

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                                     CONSENT

     I, Thomas P. Monahan, CPA, hereby consent to the use of my report relating to the audited financial statements for the years ended April 30, 1996 and 1997 in a registration statement on Form SB-2 of American Bio Medica Corporation. to be filed with the Securities and Exchange Commission.

Dated: December 24, 1997



                              /s/Thomas P. Monahan
                              --------------------
                              Thomas P. Monahan